Exhibit 10.3
SECOND AMENDMENT TO CREDIT AGREEMENT AND LOAN DOCUMENTS
THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND LOAN DOCUMENTS (this “Amendment”) is made as of the 6th day of July, 2005, by and among GLADSTONE COMMERCIAL CORPORATION and GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, as Borrowers (together, the “Borrowers”), the GUARANTORS signatory hereto, as guarantors (collectively, the “Guarantors”), and BRANCH BANKING AND TRUST COMPANY, as Administrative Agent (the “Administrative Agent”) and a Bank, FIRST HORIZON BANK, as a Bank, and COMPASS BANK, as a Bank (collectively, the “Banks”).
RECITALS:
          The Borrowers, the Guarantors, the Administrative Agent and the Banks have entered into a certain Credit Agreement dated as of February 28, 2005, as amended by the First Amendment to Credit Agreement and Waiver dated as of April 21, 2005 (as so amended, the “Credit Agreement”). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.
          The Borrowers have requested the Administrative Agent and the Banks to further amend the Credit Agreement, the Notes and the Loan Documents to modify certain provisions thereof (i) to exercise the “accordion” to increase the aggregate Commitments from $50,000,000 to $60,000,000, (ii) to consolidate certain of the Loan Documents deliverable in connection with the addition of new Collateral and the joinder of new Guarantors to simplify document deliveries for new Collateral closings and (iii) to permit Mortgages and related local counsel opinions for new Collateral to be delivered up to 45 days following the closing with respect to the new Collateral and the increase of the Borrowing Base related thereto (subject to a 20% Borrowing Base sublimit on such undelivered mortgages and opinions), all as more fully set forth herein. The Administrative Agent, the Banks, the Borrowers and the Guarantors desire to amend the Credit Agreement, the Notes and certain other Loan Documents upon the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Administrative Agent and the Banks, intending to be legally bound hereby, agree as follows:
     SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.
     SECTION 2. Increase in Commitments; New Notes. Pursuant to Section 2.01(b) of the Credit Agreement, the total Commitments are hereby increased from $50,000,000 to $60,000,000. The new Commitment of each Bank shall be as set forth opposite the name of such Bank on the signature pages hereof and the Borrowers shall execute and deliver new Notes identical to the existing Notes but reflecting such increased Commitments and the Banks shall return the existing Notes to the Company for cancellation.

     SECTION 3. Amendments. The Credit Agreement is hereby amended as set forth in this Section 3.
     SECTION 3.01. Addition to Section 1.01. Section 1.01 of the Credit Agreement is amended by:
     (a) adding the following new definition of “Addition of New Collateral Agreement”:
     “Addition of New Collateral Agreement” means one or more Addition of New Collateral Agreements in substantially the form of Exhibit S hereto executed and delivered by the Loan Parties pursuant to Section 2.14(b) and 5.25 hereof.
     (b) amending and restating the definitions of “Borrowing Base”, “Borrowing Base Asset”, “Borrowing Base Certification Report”, “Borrowing Base Value”, “Collateral Documents” and “Membership Pledge Agreement” to read in their entirety as follows:
     “Borrowing Base” shall mean, based on the most recent Borrowing Base Certification Report which as of the date of a determination of the Borrowing Base has been received by the Administrative Agent, an amount equal to 65% of the sum of the Borrowing Base Values of the Borrowing Base Assets as determined and adjusted from time to time in accordance with Section 2.14; provided that: (1) to the extent (x) the sum of the Borrowing Base Values for all Mortgaged Properties included in the Borrowing Base as Borrowing Base Assets for which Mortgages or local counsel opinions have not yet been received by the Administrative Agent pursuant to the last sentence of Section 2.14(d) exceeds (y) 20% of the sum of the Borrowing Base Values of all Borrowing Base Assets (as (y) is determined after giving effect to the $19,230,000 limit on Mortgaged Properties contained in the definition of Borrowing Base Value but before giving effect to the 15% limit on Mortgage Receivables in clause (2) immediately below), such excess of (x) over (y) shall be excluded from the Borrowing Base and (2) to the extent that (x) the sum of the Borrowing Base Values of all Pledged Mortgage Receivables exceeds (y) 15% of the sum of the Borrowing Base Value of all Borrowing Base Assets, such excess of (x) over (y) shall be excluded from the Borrowing Base. The Administrative Agent shall also be entitled to hold and subtract any reserve against the Borrowing Base it deems reasonably necessary as security for payment of the Notes and the obligations of the Guarantors under Article X of this Agreement and the obligations of the Borrowers under the Letter of Credit Agreements.
     “Borrowing Base Asset” means (i) a Mortgaged Property which is also an Eligible Property or (ii) a Pledged Mortgage Receivable which is also an Eligible Mortgage Receivable, in each case which is included in the Borrowing Base pursuant to Section 2.14. A Property, the value of which was previously included in the Borrowing Base calculation as a Borrowing Base Asset, shall cease to be a Borrowing Base Asset and shall be excluded from such Borrowing Base calculation if at any time such Property shall cease to meet all the requirements of an Eligible Property contained in the definition thereof (including without limitation time limits for inclusion as an Eligible Property) or shall cease to be a Mortgaged Property or, if such Mortgaged Property is subject to the 45 day extension for receipt of Mortgages and local counsel opinions post-closing as provided in the last sentence of Section 2.14(d), then if either a Mortgage or local counsel opinion, in each case satisfactory to the Administrative Agent, shall fail to be delivered to the Administrative Agent during such 45 day period. A Mortgage Receivable, the value of which was previously included in the Borrowing Base calculation as a Borrowing Base Asset, shall cease to be a Borrowing Base Asset if at any time such Mortgage Receivable shall cease to meet all the requirements of an Eligible Mortgage Receivable contained in the definition thereof (including without limitation time limits for inclusion as an Eligible Mortgage Receivable) or shall cease to be a Pledged Mortgage Receivable.
     “Borrowing Base Certification Report” means a report in substantially the form attached hereto as Exhibit N, and otherwise satisfactory to the Administrative Agent (or, if the Borrowers so elect and the Administrative Agent so agrees, an Excel or similar spreadsheet to substantially the same effect as Exhibit N), certified by the chief financial officer or other authorized officer of the Borrowers setting forth the calculations required to establish the Borrowing Base Value for each Borrowing Base Asset and the Borrowing Base Value for all Borrowing Base Assets as of a specified date, and, whether in Exhibit N or spreadsheet form, in form and detail satisfactory to the Administrative Agent.
     “Borrowing Base Value” means, with respect to a Borrowing Base Asset for any date of determination, an amount equal to: (A) in the case of Mortgaged Properties the least of (a) the Acquisition Cost of such Borrowing Base Asset; (b) the Appraised Value of such Borrowing Base Asset (determined at the time such Borrowing Base Asset is acquired by the Eligible Property Owner or such subsequent time as the Administrative Agent or the Required Banks may reasonably request, or Borrowers may elect to provide an updated appraisal (provided that no such updated appraisal provided by Borrowers shall be effective to increase the Borrowing Base Value of any Borrowing Base Asset unless at least six months have elapsed from the date of inclusion of such Borrowing Base Asset in the Borrowing Base and the date of the updated appraisal)) and (c) $19,230,000; and (B) in the case of Pledged Mortgage Receivables the lesser of: (a) the lesser of the face amount or the principal outstanding balance of the promissory note evidencing the Pledged Mortgage Receivable; and (b) the Appraised Value of the Mortgage Receivable Property at the time of the granting of such Mortgage or such subsequent time as the Administrative Agent or the Required Banks may reasonably request, or Borrowers may elect to provide an updated appraisal (provided that no such updated appraisal provided by Borrowers shall be effective to increase the Borrowing Base Value of any Borrowing Base Asset unless at least six months have elapsed from the date of inclusion of such Borrowing Base Asset in the Borrowing Base and the date of the updated appraisal).
     “Collateral Documents” means, collectively, the Membership Pledge Agreement, the Mortgages, the Mortgaged Property Security Documents, the Mortgage Receivables Pledge Agreement, the Pledged Mortgage Receivable Security Documents, the Addition of New Collateral Agreements and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrowers or any Subsidiary shall grant or convey to the Secured Parties a

Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.
     “Membership Pledge Agreement” means collectively (or individually as the context may indicate): (i) a Membership Pledge Agreement by the Operating Partnership in favor of the Administrative Agent for the benefit of the Secured Parties dated the date hereof, (ii) any joinders or amendments thereto or any additional Equity Pledge Agreement (as such Membership Pledge Agreement was retitled pursuant to the First Amendment to Credit Agreement dated as of April 21, 2005) in substantially the form of Exhibit R to said First Amendment and delivered to the Administrative Agent pursuant to Section 5.25 of the Credit Agreement and (iii) any Addition of New Collateral Agreement delivered to the Administrative Agent pursuant to Section 5.25 of the Credit Agreement .”
          SECTION 3.02. Amendment to Section 2.14(d) and (e). Paragraphs (d) and (e) of Section 2.14 of the Credit Agreement are amended and restated to read in their entirety as follows:
     “(d) Documents with Respect to Guarantor and Property. Upon the approval of a Property or Mortgage Receivable as a Borrowing Base Asset, the Borrowers shall deliver to the Administrative Agent, to the extent not previously delivered to the Administrative Agent, the items that would have been delivered with respect to such Property or Mortgage Receivable and such Guarantor under Sections 5.25 and 3.01(c), (e), (g), (h) and (l) as if such Guarantor had been a Guarantor and such Property or Mortgage Receivable had been a Borrowing Base Asset on the Closing Date. Until such time as the Administrative Agent shall have received the items referred to in the foregoing sentence with respect to any Guarantor or Property or Mortgage Receivable, the Borrowing Base Value of any such Borrowing Base Asset shall be $0. Notwithstanding the foregoing, the Borrowers shall have an additional 45 days following the date of the closing with respect to any addition of new Collateral hereunder to deliver any Mortgages or opinions of local counsel relating thereto, it being understood that the Borrowing Base Value of such Mortgaged Properties shall be included in the Borrowing Base during such 45 day period provided, however, if, at any time the Borrowing Base Value of all Borrowing Base Assets for which Mortgages or related opinions have not yet been delivered exceeds twenty percent (20%) of the Borrowing Base Value of all Borrowing Base Assets, then any such excess over said twenty percent shall be excluded from the Borrowing Base Value during such period.
     (e) Disqualification of Borrowing Base Assets. Except as otherwise provided in the last sentence of paragraph (d) above, if at any time from or after the inclusion of a Borrowing Base Asset in the Borrowing Base, any event or occurrence, including the passage of time (and including the failure of Borrowers to deliver a Mortgage or related local counsel opinion within 45 days of inclusion of a new Mortgaged Property as a Borrowing Base Asset), causes any such Borrowing Base Asset to fail to meet the requirements of the definition of Eligible Property or Mortgaged Property, in the case of any Mortgaged Property, or Eligible Mortgage Receivable or Pledged Mortgage

Receivable, in the case of any Pledged Mortgage Receivable (including without limitation by reason of any representation or warranty contained in any Collateral Document with respect to any Borrowing Base Asset failing to continue to be true and correct), or if any Mortgage or local counsel opinion delivered pursuant to paragraph (d) above shall prove undeliverable or unsatisfactory to the Administrative Agent, then the Borrowing Base Value of such Borrowing Base Asset shall immediately be deemed $0 and the Borrowing Base shall be recalculated accordingly. Borrowers shall promptly notify the Administrative Agent of any such event or occurrence and, to the extent so required, make any prepayment pursuant to Section 2.11(b).”
          SECTION 3.03. Amendment to Section 3.01(c). Paragraph (c) of Section 3.01 of the Credit Agreement is amended and restated to read in its entirety as follows:
     “(c) to the extent that an opinion of local counsel in the applicable state has not been previously provided with respect to another Property in the same state, receipt by the Administrative Agent of an opinion of local counsel satisfactory to the Agent and substantially in the form of the opinion of local counsel set forth in Exhibit P hereto and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;”
          SECTION 3.04. Amendment to Section 3.01(g). Paragraph (g) of Section 3.01 of the Credit Agreement is amended and restated to read in its entirety as follows:
     (g) the Membership Pledge Agreement, or in the case of Collateral added after the date hereof, the Addition of New Collateral Agreement, and the other Collateral Documents and Mortgage Property Support Documents applicable to the Borrowing Base Assets included in the Borrowing Base, each in form and content satisfactory to the Administrative Agent, shall have been duly executed by the Borrowers and Guarantors and shall have been delivered to the Administrative Agent and shall be in full force and effect (except to the extent delay in delivery of Mortgages is permitted pursuant to Section 2.14(d)) and each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent for the benefit of the Secured Parties, upon filing, recording or possession by the Administrative Agent, as the case may be, a valid, legal and perfected first-priority security interest in and lien on the Collateral described in the Mortgages, Membership Pledge Agreement, and Mortgage Receivables Pledge Agreement, or, in the case of Collateral added after the date hereof, the Addition of New Collateral Agreement shall have been delivered to the Administrative Agent;
          SECTION 3.05. Amendment to Section 5.25. Paragraphs (a) and (b) of Section 5.25 of the Credit Agreement are amended and restated to read in their entirety as follows:
     (a) The Loan Parties shall cause any Person which becomes a Mortgaged Property Owner or a Pledged Mortgage Receivable Owner after the Closing Date to become a party to, and agree to be bound by the terms of (i) this Agreement as a Guarantor pursuant to an Addition of New Collateral Agreement, in substantially the form attached hereto as Exhibit S and (ii) the Collateral Documents, in each case satisfactory to the Administrative Agent in all respects and executed and delivered to the Administrative Agent before such Mortgaged Property or Pledged Mortgage Receivable is included in the calculation of the Borrowing Base, except as otherwise provided in Section 2.14(d). The Borrowers shall also, except as otherwise provided in Section 2.14(d), cause the items specified in Section 3.01(c), (e), (g), (h) and (l) to be delivered to the Administrative Agent concurrently with the instruments referred to above, modified appropriately to refer to such instruments and such Mortgaged Property Owner or Pledged Mortgage Receivable Owner.
     (b) The Borrowers shall, and shall cause any Person owning membership or limited partnership interests in a Mortgaged Property Owner or Pledged Mortgage Receivable Owner and each Person owning stock in a corporate general partner of a Mortgaged Property Owner or Pledged Mortgage Receivable Owner that is a limited partnership (each, a “Pledgor Owner”) to: (i) to the extent not already a Borrower or Guarantor hereunder, join this Agreement as a Guarantor by executing an Addition of New Collateral Agreement in the form attached hereto as Exhibit S; (ii) pledge 100% of the membership or limited partnership interests of any Person which becomes a Mortgaged Property Owner or Pledged Mortgage Receivable Owner after the Closing Date and, in the case of a Mortgaged Property Owner or Pledged Mortgage Receivable Owner that is a limited partnership, also pledge 100% of the stock of the corporate general partner thereof, in each case pursuant to an Addition of New Collateral Agreement in substantially the form attached hereto as Exhibit S executed and delivered by the Borrower or such Pledgor Owner to the Administrative Agent within ten (10) Domestic Business Days after the day on which such Person became a Mortgaged Property Owner or Pledged Mortgage Receivable Owner; and (iii) deliver to the Administrative Agent such Certificates evidencing such membership interests, limited partnership interests or stock together with transfer powers executed in blank. The Borrowers shall also cause the items specified in Section 3.01(c), (e), (g), (h) and (l) to be delivered to the Administrative Agent concurrently with the Addition of New Collateral Agreement referred to above, modified appropriately to refer to such Addition of New Collateral Agreement, Pledgor Owner and such Mortgaged Property Owner or Pledged Mortgage Receivable Owner.
          SECTION 4. Amendment of Exhibit N — Borrowing Base Certification Report. Exhibit N to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit N hereto.
          SECTION 5. Addition of New Exhibit S — Addition of New Collateral Agreement. The Exhibits to the Credit Agreement are hereby amended to add a new Exhibit S as set forth on Exhibit S hereto.
          SECTION 6. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Administrative Agent and the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions:

          (a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party;
          (b) the fact that the representations and warranties of the Borrower contained in Section 6 of this Amendment shall be true on and as of the date hereof; and
          (c) receipt by each Bank of new Notes reflecting the new Commitment levels;
          (d) receipt of an opinion of Borrowers’ counsel, in form and substance satisfactory to the Administrative Agent, with respect to the due authorization, execution, delivery and enforceability of this Amendment, the new Notes and the Addition of New Collateral Agreement and with respect to such other matters as the Administrative Agent may reasonably request.
     SECTION 7. No Other Amendment or Waiver. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.
     SECTION 8. Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and each of the Banks as follows:
          (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing.
          (b) The Borrowers and the Guarantors each have the power and authority to enter into this Amendment, the New Notes and the Addition of New Collateral Agreement and to do all acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.
          (c) Each of this Amendment, the new Notes and the Addition of New Collateral Agreement has been duly authorized, validly executed and delivered by one or more authorized officers or managers of the Borrowers and the Guarantors and constitutes the legal, valid and binding obligation of the Borrowers and the Guarantors enforceable against each of them in accordance with its terms, provided that such enforceability is subject to general principles of equity.

          (d) The execution and delivery of this Amendment, the new Notes and the Addition of New Collateral Agreement and the performance by the Borrowers and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrowers or the Guarantors nor be in contravention of or in conflict with the articles of incorporation, bylaws, operating agreement or other organizational documents of the Borrower or the Guarantors or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrowers or the Guarantors is party or by which the assets or properties of the Borrower or the Guarantors are or may become bound.
     SECTION 9. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.
     SECTION 10. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.
     SECTION 11. Effective Date. This Amendment shall be effective as of the date hereof.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

GLADSTONE COMMERCIAL CORPORATION

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

GLADSTONE COMMERCIAL LIMITED PARTNERSHIP

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

EE, 208 SOUTH ROGERS LANE, RALEIGH, NC LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

LITTLE ARCH CHARLOTTE NC LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

OB CRENSHAW PA GLADSTONE COMMERCIAL LLC

By:	Gladstone Commercial Limited Partnership its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

OB MIDWAY NC GLADSTONE COMMERCIAL LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

GCC POCONO LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

GCC NORFOLK LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

FIRST PARK TEN COCO SAN ANTONIO, L.P.

By:	GCC COCO, Inc.
its General Partner

By:	(SEAL)
Arthur S. Cooper, President

TUSCANY	AUSTIN GCC L.P.

By:	GCC COCO, Inc.
its General Partner

By:	(SEAL)
Arthur S. Cooper, President
[Remainder of this page intentionally left blank]

COMMITMENTS:	BRANCH BANKING AND TRUST COMPANY,
as Administrative Agent and as a Bank

$30,000,000	By:	(SEAL)
James C. Stallings III
Vice President
[Remainder of this page intentionally left blank]

COMMITMENTS:	FIRST HORIZON BANK,
a Division of First Tennessee Bank, NA

$15,000,000	By:	(SEAL)
Susan L. Springfield
Senior Vice President
[Remainder of this page intentionally left blank]

COMMITMENTS:	COMPASS BANK

$15,000,000	By:	(SEAL)
T. Ray Sandefur
Senior Vice President
[Remainder of this page intentionally left blank]

EXHIBIT N
[FORM OF BORROWING BASE CERTIFICATION]

GLADSTONE COMMERCIAL CORPORATION
GLADSTONE COMMERCIAL LIMITED PARTNERSHIP
Borrowing Base Certification Report
___________ ___, 20__
BORROWING BASE ASSETS

A. Mortgaged Properties with Delivered Mortgages:

1.
(a) Name of Mortgaged Property:

(b) Does it Meet All Requirements of Definitions of Eligible
Property and Mortgaged Property including a delivered Mortgage? (If no, then enter $0 in line (f))

(c) Acquisition Cost of Mortgaged Property:

(d) Applicable Appraised Value of Mortgaged Property (Based on
Applicable Appraisal under definition of Borrowing Base Value):

(e) Potential Borrowing Base Value (Lesser of (c) and (d)
above):

(f) Actual Borrowing Base Value (Lesser of (e) and $19,230,000):

2.
(a) Name of Mortgaged Property:

(b) Does it Meet All Requirements of Definitions of Eligible
Property and Mortgaged Property including a delivered Mortgage? (If no, then enter $0 in line (f))

(c) Acquisition Cost of Mortgaged Property:

(d) Applicable Appraised Value of Mortgaged Property (Based on
Applicable Appraisal under definition of Borrowing Base Value):

(e) Potential Borrowing Base Value (Lesser of (c) and (d)
above):

(f) Actual Borrowing Base Value (Lesser of (e) and $19,230,000):

3.
(a) Name of Mortgaged Property:

(b) Does it Meet All Requirements of Definitions of Eligible
Property and Mortgaged Property including a Delivered Mortgage? (If no, then enter $0 in line (f))

(c) Acquisition Cost of Mortgaged Property:

(d) Applicable Appraised Value of Mortgaged Property (Based on
Applicable Appraisal under definition of Borrowing Base Value):

(e) Potential Borrowing Base Value (Lesser of (c) and (d)
above):

(f) Actual Borrowing Base Value (Lesser of (e) and $19,230,000):

B. Mortgaged Properties with Pending Mortgages:

1.

(a) Name of Mortgaged Property:

(b) Does it Meet All Requirements of Definitions of Eligible
Property and Mortgaged Property except that a Mortgage has not yet been delivered and less than 45 days have elapsed since the inclusion of the Mortgaged Property in the Borrowing Base? (If no, then enter $0 in line (f))

(c) Acquisition Cost of Mortgaged Property:

(d) Applicable Appraised Value of Mortgaged Property (Based on
Applicable Appraisal under definition of Borrowing Base Value):

(e) Potential Borrowing Base Value (Lesser of (c) and (d)
above):

(f) Actual Borrowing Base Value (Lesser of (e) and $19,230,000):

2.

(a) Name of Mortgaged Property:

(b) Does it Meet All Requirements of Definitions of Eligible
Property and Mortgaged Property except that a Mortgage has not yet been delivered and less than 45 days have elapsed since the inclusion of the Mortgaged Property in the Borrowing Base? (If no, then enter $0 in line (f))

(c) Acquisition Cost of Mortgaged Property:

(d) Applicable Appraised Value of Mortgaged Property (Based on
Applicable Appraisal under definition of Borrowing Base Value):

(e) Potential Borrowing Base Value (Lesser of (c) and (d)
above):

(f) Actual Borrowing Base Value (Lesser of (e) and $19,230,000):

C. Pledged Mortgage Receivables:

1.
(a) Name of Pledged Mortgage Receivable:

(b) Does it Meet All Requirements of Definitions of Eligible
Mortgage Receivable and Pledged Mortgage Receivable? (If no, then enter $0 in line (g))

(c) Face Amount of Pledged Mortgage Receivable:

(d) Outstanding Principal Balance of Pledged Mortgage
Receivable:

(e) Lesser of (c) and (d):

(f) Applicable Appraised Value of Mortgage Receivable Property:
(Based on Applicable Appraisal under definition of Borrowing Base Value):

(g) Borrowing Base Value (lesser of (e) and (f)):

2.
(a) Name of Pledged Mortgage Receivable:

(b) Does it Meet All Requirements of Definitions of Eligible
Mortgage Receivable and Pledged Mortgage Receivable? (If no, then enter $0 in line (g))

(c) Face Amount of Pledged Mortgage Receivable:

(d) Outstanding Principal Balance of Pledged Mortgage Receivable:

(e) Lesser of (c) and (d):

(f) Applicable Appraised Value of Mortgage Receivable Property:
(Based on Applicable Appraisal under definition of Borrowing Base Value):

(g) Borrowing Base Value (lesser of (e) and (f)):

3.
(a) Name of Pledged Mortgage Receivable:

(b) Does it Meet All Requirements of Definition of Eligible
Mortgage Receivable and Pledged Mortgage Receivable? (If no, then enter $0 in line (g))

(c) Face Amount of Pledged Mortgage Receivable:

(d) Outstanding Principal Balance of Pledged Mortgage
Receivable:

(e) Lesser of (c) and (d):

(f) Applicable Appraised Value of Mortgage Receivable Property:
(Based on Applicable Appraisal under definition of Borrowing Base Value):

(g) Borrowing Base Value (lesser of (e) and (f)):

D. Sum of All Line (f)s in Section A:

E. Sum of All Line (f)s in Section B:

F. Sum of All Line (g)s in Section C:

G. AGGREGATE BORROWING BASE VALUES BEFORE CAPS (Sum of Lines D, E and F):

H. 20% of G

I. 15% of G

J. Lesser of Lines E or H (PENDING MORTGAGE SUBLIMIT):

K. Lesser of Lines F or I (MORTGAGE RECEIVABLE SUBLIMIT):

L. TOTAL INCLUDABLE BORROWING BASE VALUES (AFTER 2 SUBLIMITS) (Sum of Lines D, J and K):

M. BORROWING BASE AMOUNT
(65% of Line L)

EXHIBIT S
[FORM OF ADDITION OF NEW COLLATERAL AGREEMENT]

Execution Version
ADDITION OF NEW COLLATERAL AGREEMENT
     THIS ADDITION OF NEW COLLATERAL AGREEMENT (the “Agreement”), dated as of this 6th day of July, 2005, is among Gladstone Commercial Corporation, a Maryland corporation (the “Company”), Gladstone Commercial Limited Partnership, a Delaware limited partnership (the “Operating Partnership” and together with the Company, the “Borrowers”), Gladstone Lending LLC, a Delaware limited liability company as an existing guarantor and pledgor of a new Mortgage Receivable, Corning Big Flats, LLC, a Delaware limited liability company (“Corning”), SLEE Grand Prairie, L.P., a Delaware limited partnership (“SLEE”), 2525 N Woodlawn Vstrm Wichita, KS, LLC, a Delaware limited liability company (“Voicestream”) and together with Corning and SLEE, the “New Guarantors”), and Branch Banking and Trust Company, a national banking association, acting as Administrative Agent (in such capacity, the “Administrative Agent”) for itself and other Secured Parties (as defined in the Credit Agreement referred to below). Capitalized terms used in this Agreement which are not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Credit Agreement (as hereinafter defined).
RECITALS:
     1. Reference is made to: (i) that certain Credit Agreement dated as of February 28, 2005, as amended (referred to herein as the “Credit Agreement”) among the Borrowers, the Guarantors, the Administrative Agent and the Banks, (ii) a certain Equity Pledge Agreement dated as of April 21, 2005 (referred to herein as the “Equity Pledge Agreement”) by the Company and the Operating Partnership in favor of the Agent, (iii) a certain Mortgage Receivables Pledge Agreement dated as of April 21, 2005 (the “Receivables Pledge Agreement”) by Gladstone Lending LLC in favor of the Agent.
     2. The Borrowers have requested pursuant to Section 2.14(b) of the Credit Agreement that three additional Mortgaged Properties located in Chemung County, New York, Tarrant County, Texas and Sedgwick County, Kansas (the “New Mortgaged Properties”) and one additional Mortgage Receivable for property located in Fairfax County, Virginia and more fully described on Schedule C hereto (the “New Mortgage Receivable, and, together with the New Mortgaged Properties, the “New Collateral”) be included in calculations of the Borrowing Base and as Collateral under the Credit Agreement and the Loan Documents and the Administrative Agent and the Required Banks have accepted the New Collateral as Borrowing Base Assets, subject to the execution and delivery hereof and the various other deliveries and requirements under the Credit Agreement and Loan Documents.
     3. Pursuant to and as required by Section 5.25 of the Credit Agreement, the New Guarantors desire to join the Credit Agreement as Guarantors thereunder.
     4. Pursuant to and as required by Section 5.25 of the Credit Agreement, the Operating Partnership desires to pledge all of its equity interests in the three New Guarantors as Collateral for the Loans by amending the Equity Pledge Agreement to add the equity interests in the three New Guarantors to Exhibit A thereto.

     5. Pursuant to and as required by Section 5.25 of the Credit Agreement, Gladstone Lending LLC desires to pledge the New Mortgage Receivable as Collateral for the Obligations by amending the Receivable Pledge Agreement to add the New Mortgage Receivable to the list of Pledged Mortgage Receivables set forth in Exhibit A thereto.
     Accordingly, in consideration of the Recitals and the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Joinder and Reaffirmation of Credit Agreement. Each New Guarantor and each Borrower hereby acknowledges and agrees that, by its execution of this Agreement, each New Guarantor will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, the Notes and the other Loan Documents, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Loan Documents. Each New Guarantor assumes and agrees to be bound by and comply with, all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents, and all duties and obligations thereunder, as fully and completely as all other Guarantors thereunder, jointly and severally, individually and collectively, with all other Guarantors, including without limitation (i) all of the representations, warranties, covenants, undertakings and obligations set forth in the Credit Agreement and the other Loan Documents, and (ii) all waivers set forth in the Credit Agreement and the other Loan Documents. Each New Guarantor has received a copy of the Credit Agreement and the Schedules and Exhibits thereto and the other Loan Documents. The information on the Exhibits and Schedules to the Credit Agreement are amended to provide the information shown on the attached Schedule A. Each New Guarantor hereby waives presentment, demand, protest, acceptance, notice of demand, protest and nonpayment and any other notice required by law relative to the Credit Agreement, the Obligations, the Notes and the other Loan Documents. To induce the Administrative Agent and Banks to enter into this Addition of New Collateral Agreement, the Borrowers, New Guarantors and Existing Guarantors hereby (a) restate and renew each and every representation and warranty heretofore made by them under, or in connection with the execution and delivery of, the Credit Agreement and the other Loan Documents; (b) restate, ratify and reaffirm each and every term and condition set forth in the Credit Agreement and in the Loan Documents, effective as of the date hereof; (c) acknowledge and agree that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower or any Loan Party as against the Administrative Agent or any Bank with respect to the payment or performance of its Obligations; and (d) certify that no Default or Event of Default exists. Borrowers and New Guarantors agree to pay upon request the actual costs and expenses of the Administrative Agent and Banks reasonably incurred in connection with the preparation, execution, delivery and enforcement of this Addition of New Collateral Agreement and all other Loan Documents executed in connection herewith, the closing hereof, and any other transactions contemplated hereby, including the reasonable fees and out-of-pocket expenses of Administrative Agent’s legal counsel.
     2. Amendment to Equity Pledge Agreement. Exhibit A of the Equity Pledge Agreement is hereby amended to read in its entirety as set forth in Schedule B hereto. By its execution hereof, the Operating Partnership hereby pledges, hypothecates, delivers and assigns and grants unto Administrative Agent, as Administrative Agent for itself and the Secured Parties, a security interest (which security interest shall constitute a first priority security interest), in all of the Pledgor’s membership interests of Corning and Voicestream, all of the limited partnership interests of SLEE and all of the membership interests of GCC Acquisition Holdings LLC, the general partner of SLEE, as described on said Schedule B and confirms all the terms and conditions, representations, warranties, covenants and other provisions of the Equity Pledge Agreement as fully as if set forth herein.
     3. Amendment to Receivables Pledge Agreement. Exhibit A of the Receivables Pledge Agreement is hereby amended to read in its entirety as set forth in Schedule C hereto. By its execution hereof, Gladstone Lending LLC hereby pledges, hypothecates, delivers and assigns and grants to the Administrative Agent, as agent for the Secured Parties, a lien and continuing security interest in all of the Pledgors’ right, title and interest in, to and under (but none of the obligations under) the New Mortgage Receivable described on said Schedule C and confirms all the terms and conditions, representations, warranties, covenants and other provisions of the Receivables Pledge Agreement as fully as if set forth herein.
     4. Power of Attorney. Each of the New Guarantors hereby irrevocably constitutes and appoints Branch Banking and Trust Company, as Administrative Agent under the Credit Agreement (hereinafter referred to as “Attorney”) (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney’s own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Agreement and other Loan Documents, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, upon the occurrence and during the continuance of any Event of Default, to do the following: (a) open mail for the New Guarantors, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any of the New Guarantors’ property; (b) effect any repairs to any of the New Guarantors’ assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the New Guarantors or the New Guarantors’ property; (d) defend any suit, action or proceeding brought against the New Guarantors if the New Guarantors do not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to the New Guarantors whenever payable and to enforce any other right in respect of the New Guarantors’ property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of the New Guarantors’ property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by the New Guarantors to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, any reports required to be prepared by or on behalf of the New Guarantors under the Agreement or any other Loan Document, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney’s option and the New Guarantors’ expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon its property or assets and the Liens of the Administrative Agent as agent for the Secured Parties thereon, all as fully and effectively as it might do. Each of the New Guarantors hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from any of the New Guarantors as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and each of the New Guarantors irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by the New Guarantors until their respective Obligations under the Loan Documents have been indefeasibly paid in full and Attorney has provided its written consent thereto.
     5. No Other Amendments. Except as set forth expressly herein, all terms of the Credit Agreement, the Equity Pledge Agreement, the Receivables Pledge Agreement and the other Loan Documents, shall be and remain in full force and effect, and such documents are hereby ratified and affirmed. This Agreement and each of the documents amended herein shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, the Equity Pledge Agreement, the Receivables Pledge Agreement and the other Loan Documents except as herein amended, nor affect nor impair any rights, powers, or remedies available under the Credit Agreement, the Equity Pledge Agreement, the Receivables Pledge Agreement and the other Loan Documents except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement, the Equity Pledge Agreement, the Receivables Pledge Agreement and the other Loan Documents as hereby amended. The Banks and the Administrative Agent do hereby reserve all their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations.
     6. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.
     7. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina.

NEW GUARANTORS:

CORNING BIG FLATS, LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

SLEE GRAND PRAIRIE, L.P.

By:	GCC Acquisition Holdings, LLC
its General Partner

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

2525 N WOODLAWN VSTRM, WICHITA, KS, LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

BORROWERS:

GLADSTONE COMMERCIAL CORPORATION

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

GLADSTONE COMMERCIAL LIMITED PARTNERSHIP

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager

By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

NEW MORTGAGE RECEIVABLE PLEDGOR:

GLADSTONE LENDING LLC

By:	Gladstone Commercial Limited Partnership
its Manager

By:	Gladstone Commercial Partners, LLC
its General Partner

By:	Gladstone Commercial Corporation
its Manager
By:	(SEAL)
George Stelljes III
Executive Vice President
and Chief Investment Officer

BANKS:

BRANCH BANKING AND TRUST COMPANY, as
Administrative Agent and as a Bank

By:	(SEAL)
Title:

FIRST HORIZON BANK, a Division of First Tennessee Bank, NA

By:	(SEAL)
Susan L. Springfield
Senior Vice President

COMPASS BANK

By:	(SEAL)
T. Ray Sandefur
Senior Vice President

Schedule A
[Provide information here to update Schedules and Exhibits to the Credit Agreement and other Loan Documents]

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Schedule B
Exhibit A
NAMES, ADDRESSES, PLEDGED EQUITY INTERESTS AND STATES OF
ORGANIZATION OF PLEDGED SUBSIDIARIES

Pledged Subsidiary	Address	Equity Interest	State of Organization
Tuscany Austin GCC L.P.	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Limited Partnership Interests (Uncertificated)	Delaware

GCC Norfolk LLC	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Membership Interests (Uncertificated)	Delaware

First Park Ten Coco San Antonio, L.P.	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Limited Partnership Interests (Uncertificated)	Delaware

Gladstone Lending LLC	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Membership Interests (Uncertificated)	Delaware

GCC COCO, Inc.	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Common Stock, no par value	Delaware

Corning Big Flats, LLC	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Membership Interests (Uncertificated)	Delaware

SLEE Grand Prairie, L.P.	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Limited Partnership Interests (Uncertificated)	Delaware

GCC Acquisition Holdings LLC	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Membership Interests (Uncertificated)	Delaware

2525 N Woodlawn Vstrm Wichita, KS, LLC	1521 Westbranch Road, Suite 200 McLean, VA 22102 Attn: George Stelljes III	100% of Membership Interests (Uncertificated)	Delaware

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Schedule C
Exhibit A
PLEDGORS’ NAMES, ADDRESSES and STATES OF ORGANIZATION AND DESCRIPTION
OF PLEDGED MORTGAGE RECEIVABLES

	State of	Description of Pledged
Name/Address	Organization	Mortgage Receivables
Gladstone Lending LLC 1521 Westbranch Drive, Suite 200 McLean, VA 22102 Attn: George Stelljes III	Delaware	Mortgage: $11,170,000.00 Interest Rate: 10.00% Maturity Date: 02/18/2014

Mortgagor:
Mayco Property Holdings LLC (Stonebridge Industries) 42400 Merrill Road Sterling Heights (Macomb County), MI

Gladstone Lending LLC 1521 Westbranch Drive, Suite 200 McLean, VA 22102 Attn: George Stelljes III	Delaware	Mortgage: $10,000,000.00 Interest Rate: Greater of 7.5% or 600 basis points over the LIBOR Rate Maturity Date: 05/30/2017 Mortgagor:
West*Stone, LLC 1600 Anderson Road McLean, (Fairfax County), VA

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